UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 19, 2021

Summit Materials, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1550 Wynkoop Street, 3rd Floor
Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
 Registrant’s Telephone Number, Including Area Code:  (303) 893-0012
 Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On May 19, 2021, the Board of Directors (the “Board”) of Summit Materials, Inc. (the “Company”), upon the recommendation of the Board’s Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”), increased the size of the Board from eight to nine members and filled the vacancy created by such increase by appointing Tamla Oates-Forney as a new independent director, effective May 19, 2021 after the 2021 annual meeting of stockholders (the “Annual Meeting”). The Board affirmatively determined that Ms. Oates-Forney is independent under the guidelines for director independence set forth in the Company’s Corporate Governance Guidelines and under applicable New York Stock Exchange rules. Ms. Oates-Forney’s term will expire at the Company’s next annual meeting of stockholders. Ms. Oates-Forney was also appointed to serve on the Human Capital and Compensation Committee (the “Compensation Committee”) of the Board.

Ms. Tamla Oates-Forney will receive the Company’s standard compensation provided for directors who are not employees of the Company, which consists of an annual cash retainer of $100,000, which will be prorated for service in 2021, and an annual equity award valued at $125,000. In addition, the independent chairperson of the Board receives an additional $150,000 in cash compensation, and the respective chairpersons of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (unless such chairperson is also the chairperson of the Board) receive an additional $15,000, $10,000 and $10,000, respectively. Directors who are not employed by the Company may also receive compensation, from time to time, for service on any special committees of the Board. The Company also reimburses directors for any reasonable expenses incurred by them in connection with services provided in such capacity.

Amendment and Restatement of 2015 Omnibus Incentive Plan and Adoption of 2021 ESPP

On May 19, 2021, the Company held its Annual Meeting at which the Company’s stockholders approved the amended and restated Summit Materials, Inc. 2015 Omnibus Incentive Plan (the “A&R Plan”) and the Summit Materials, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), which had been previously recommended for approval by the Compensation Committee and previously approved by the Board, in each case, subject to stockholder approval. The A&R Plan and the ESPP became effective as of the date of stockholder approval, as further discussed below.

The material features of the A&R Plan are described in the section entitled “Item 4 – Approval and Adoption of the Amendment and Restatement of the Company’s 2015 Omnibus Incentive Plan” starting on page 51 of the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2021 (the “Proxy Statement”), which description is incorporated herein by reference. The description is qualified in its entirety by reference to the A&R Plan, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

The material features of the ESPP are described in the section entitled “Item 5 - Approval and Adoption of the Company’s 2021 Employee Stock Purchase Plan” starting on page 59 of the Proxy Statement, which description is incorporated herein by reference. The description is qualified in its entirety by reference to the ESPP, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 19, 2021, the stockholders of the Company approved amendments to the Charter at the Annual Meeting, as described under Item 5.07 below, to:
•remove the three separate classes of directors of the Board of the Company and replace with one class of directors over a three-year phase-in period and to make certain non-substantive changes related thereto (the “Declassification Amendment”);

•reduce the vote required to amend certain provisions of the Company’s Charter and Amended and Restated Bylaws (the “Bylaws”) from 66 2/3% to the affirmative vote of the holders of a majority of the total voting power of the then-outstanding shares of stock of the Company (the “Majority Vote Amendment”);
•add an exclusive federal forum selection provision for any action arising under the federal securities laws of the United States of America (the “Federal Forum Selection Amendment”); and
•to delete, in its entirety, Article X regarding the Company’s waiver of Section 203 of the Delaware General Corporation Law and to make certain non-substantive amendments related thereto and to reflect the fact that The Blackstone Group Inc. together with its affiliates, subsidiaries, successors and assigns no longer owns 30% or more in voting power of the stock of the Company entitled to vote generally in the election of directors (the “Sponsor Amendment”).
A description and the full text of the above amendments were set forth in Items 6, 7, 8 and 9, respectively, of the Proxy Statement, which are incorporated by reference and are qualified in their entirety by reference to the full text of the Restated Charter filed herewith.
The Board approved each of the above amendments, the restatement of the Charter (the “Restated Charter”) and corresponding changes to the Bylaws (the “A&R Bylaws”) to give effect to the amendments. The full text of the Restated Charter and A&R Bylaws are attached as Exhibits 3.1 and 3.3, respectively, are incorporated herein by this reference. In addition, marked copies of the Restated Charter and A&R Bylaws showing all amendments effective as of May 19, 2021 are attached as Exhibit 3.2 and 3.4, respectively. The Restated Charter and the A&R Bylaws became effective upon the filing of the Restated Charter with the Secretary of State of the State of Delaware on May 19, 2021.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 19, 2020, the Company held its Annual Meeting where stockholders voted on the matters disclosed in the Proxy Statement.  The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 — Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as Class III directors for a three-year term expiring at the Company’s 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Howard L. Lance	101,798,598	5,800,048	5,082,494
Anne K. Wade	107,318,268	280,378	5,082,494
Susan A. Ellerbusch	107,316,957	281,689	5,082,494

Proposal No. 2 — Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
105,347,626	2,228,803	22,217	5,082,494

Proposal No. 3 — Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2022.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
112,402,967	263,021	15,152	N/A

Proposal No. 4 — Approve an Amendment and Restatement of the Company’s 2015 Omnibus Incentive Plan

The Company’s stockholders approved the A&R Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
78,943,503	28,633,362	21,781	5,082,494

Proposal No. 5 — Approve the Company’s 2021 Employee Stock Purchase Plan

The Company’s stockholders approved the ESPP.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
107,469,507	116,826	12,313	5,082,494

Proposal No. 6 — Approve and Adopt an Amendment to the Charter to Declassify the Board
The Company’s stockholders approved the Declassification Amendment.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
107,526,718	59,088	12,840	5,082,494

Proposal No. 7 — Approve and Adopt an Amendment to the Charter to Remove the Super Majority Voting Requirement
The Company’s stockholders approved the Majority Vote Amendment.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
107,058,672	524,715	15,259	5,082,494

Proposal No. 8 — Approve and Adopt an Amendment to the Charter to Add a Federal Forum Selection Provision
The Company’s stockholders approved the Federal Forum Selection Amendment.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
98,122,842	9,456,877	18,927	5,082,494

Proposal No. 9 — Approve and Adopt Amendments to the Charter to Delete the Waiver of Section 203 of the Delaware General Corporation Law
The Company’s stockholders approved the Sponsor Amendment.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
103,488,583	4,088,155	21,908	5,082,494

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Ms. Oates-Forney has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Restated Certificate of Incorporation of Summit Materials, Inc.
3.2	Restated Certificate of Incorporation of Summit Materials, Inc., marked to show amendments effective as of May 19, 2021
3.3	Amended and Restated By-Laws of Summit Materials, Inc.
3.4	Amended and Restated By-Laws of Summit Materials, Inc., marked to show amendments effective as of May 19, 2021
10.1	Summit Materials, Inc. Amended and Restated 2015 Omnibus Incentive Plan
10.2	Summit Materials, Inc. 2021 Employee Stock Purchase Plan
99.1	Press Release of Summit Materials, Inc. dated May 19, 2021.
100.4	Cover Page Interactive File (embedded with Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

By:	/s/ Christopher B. Gaskill
Name:	Christopher B. Gaskill
Title:	EVP, Chief Legal Officer & Secretary

DATED:  May 19, 2021